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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 2003

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                    0-028176                  36-1433610
(State or Other Jurisdiction       (Commission File            (IRS Employer
     of Incorporation)                 Number)               Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois             60606
      (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)



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Item 12. Results of Operations and Financial Condition.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On December 22, 2003, the Company issued a press release reporting financial results for the third quarter ended October 31, 2003, comparative store sales for November, 2003 and a portion of December, 2003 and a restatement of its results for certain previous periods primarily to reflect non-cash inventory valuation adjustments. A copy of this press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHITEHALL JEWELLERS, INC.
                                                (Registrant)


                                          By:  /s/ John R. Desjardins
                                               -------------------------------
                                                John R. Desjardins
                                                Executive Vice President
                                                and Secretary

Date: December 22, 2003



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                                  EXHIBIT INDEX

      The following exhibit is furnished herewith as noted below.

Exhibit No.     Exhibit
-----------     -------

   99.1 Press Release dated December 22, 2003 reporting financial results for the third quarter ended October 31, 2000, comparative store sales for November, 2003 and a portion of December, 2003 and a restatement of its results for certain previous periods primarily to reflect non-cash inventory valuation adjustments.